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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration
100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2016 to September 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA WORLD
HEALTHCARE FUND

Annual Report

  2  0  1  7

TEKLA WORLD
HEALTHCARE FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA WORLD
HEALTHCARE FUND

Dear Shareholders,

In the last ten to fifteen year period, the performance of the healthcare sector, and that of the biotechnology sub-sector in particular, has been impressive. Note in the following graph that both the S&P Composite 1500® Health Care Index* ("S15HLTH") outperformed the broad S&P 500® Index* ("SPX") while the S&P Global 1200® Health Care Index* ("SGH") performed generally in line with SPX in the fifteen year period ending September 30, 2017.

Biotechnology, Healthcare, and S&P 500 Performance
2002 – 2017

We believe that a consistent record of discovery, development and commercialization of new drugs and products that improve quality of life, address medical need and ultimately save lives is the basis for this performance. Nearly everyone has heard of the remarkable genetic engineering and related technologies that are the basis of these new medical products. Moreover, just about everyone we know has a friend or relative who has benefitted from these products and technologies. We think that the combination of accomplishment and positive sentiment has driven healthcare/biotech sector performance.

We also feel that, despite the long history of fundamental progress, angst over drug industry profitability in general, and over drug pricing in particular, has had a negative effect on sector sentiment as of late. These issues were front and center during the recently concluded presidential election cycle and have remained a controversial topic since then as Congress debated the potential repeal and/or replacement of Obamacare. In particular, we think that outrage over drug pricing, justified or (maybe) not, has hurt sentiment for the healthcare/biotech sector.

Despite these challenges, recent sector performance has been quite positive. In fact, the broad SPX was up approximately 20% in calendar 2017 while the healthcare and biotech indices we track were up closer to 30%. As the quarter ended, we were quite upbeat.

However, third quarter 2017 healthcare/biotech sector company reports (made in the month or so after the September 30, 2017 end of the Fund's fiscal year) were mediocre overall, particularly for the large bellwether biotech and pharma companies. This has caused a pullback of approximately 10% in the healthcare sector. As of this writing in early November 2017, both the broad SPX and the healthcare and biotech indices are up approximately 20% in calendar 2017. Such a move in the markets in a ten-month period would always be welcome. However, given both the apparent sentiment and a weak quarter, we have taken a step back to review our thoughts on the healthcare/biotech sector.

More detail is provided later in this note, but in summary, we remain optimistic about the sector. Overall, we expect a continuation of the impressive innovation we have seen. In just the last few years, there have been remarkable developments in immuno-oncology, gene therapy and other areas. In addition, the FDA (while remaining formidable) appears to have become incrementally more accommodative. The IPO market continues to produce new public companies. Our aggregate view is that, in combination with the broad creation and funding of a new generation of public companies, this continued innovation will lead to the discovery and development of many new and novel medical products that will propel the healthcare and biotech sectors forward. We expect these newly formed companies to either be acquired by or to replace the current industry leaders forming the next generation of healthcare/biotech growth. Although we may see some volatility as this renewal process sorts itself out, this makes us optimistic about the the medium- and long-term.

As always, we thank you for your consideration of the Tekla Funds. Please call us if you have any questions.

Respectfully yours,

Daniel R. Omstead, Ph.D.
President and Portfolio Manager

Perspective on the Biotechnology and Healthcare Sectors

For some time, Tekla has been positive about the long-term prospects for the healthcare/biotech sector. Over any reasonable multi-year timeframe, we are bullish. As we and others have noted, this sector continues to be a large portion of the US GDP. Healthcare spending is expected to reach 20% of the US economy within the next decade. While the sector comprises a smaller portion of the GDP of other countries, spending is considerable and expected to grow meaningfully in many developed countries. Furthermore, it is reported that overall US Medicare health spending is expected to grow at 5.8% for at least the next decade. In particular, prescription drug spending is expected to grow at 6.7% per year in this same timeframe. We think these projections make the sector attractive.

Actual and Projected Net Medicare Spending
2010 – 2027

Long-term sector fundamentals are also attractive when we consider healthcare spending on an individual basis. As seen in the figure below and the citation above, the population of the largest countries is expected to age in the coming years. Since more is spent on healthcare as individuals get older, overall healthcare spending should grow. This suggests that, over the long-term, demand for healthcare products and services should continue to grow, likely at an attractive rate.

Population 65 to 84 and 85 Years and Over in the World's Four Largest Countries: 2012, 2030, and 2050

In the intermediate term, we see the continued creation of new and differentiated medical products that are safer and/or more efficacious than existing products and that address currently unmet medical needs in the US and non-US population. These products will be the basis for continued growth in the sector.

The creation of new and novel products depends on the advancement of science in key areas, the identification and clinical testing of newly discovered drugs, and the regulatory approval of such drugs. We see evidence of these accomplishments. The following three charts present favorable trends in the publication of new NIH papers, in the number of registered clinical trials and in the approval of new drugs. For additional data and information, visit fda.gov, clintrials.gov and i2.wp.com.

National Institute of Health (NIH)
Funded Papers Per Year

Number of Registered Clinical Trials

New Molecular Entity (NME) and New Biologic License
Application (BLA) Approvals by Calendar Year

These data suggest that the pipeline of new drugs should continue to grow over time. As previously reported, an entirely new generation of public companies has been created and funded in the last several years. For example, note that Bloomberg reports that since 2014, there have been 839 IPOs and follow-on financings which raised an aggregate of $49.21 billion.

In combination with existing corporations, this new generation of well-funded companies will sponsor the new and novel products we anticipate. We continue to see encouraging technological and clinical results. As an example, we point to the coming of age of cell, gene and RNAi therapies. These technologies have been in development for many years; each of these somewhat related approaches have accomplished major milestones. For example, we have seen the approval of an antisense product (Biogen's SPINRAZATM) which treats an otherwise lethal pediatric condition called Spinal Muscular Atrophy, the approval of two T cell based therapies (Novartis' KYMRIAHTM and Gilead/Kite's Yescarta) that are remarkably effective in certain hematologic cancers, and clear proof of principle by an RNAi based product (Alnylam's patisiran) in the treatment of a form of amyloidosis, and finally, a positive FDA panel recommendation for Spark Therapeutic's Luxturna to treat a rare genetic form of blindness.

These are just a few examples of the encouraging developments we are seeing. There are certainly many challenges to overcome but, in aggregate, these and other developments are an important part of our underlying optimism toward the healthcare/biotech sector.

TEKLA WORLD
HEALTHCARE FUND

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of income and realized capital gains.

Description of the Fund

Tekla World Healthcare Fund ("THW") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker THW. Tekla employs its technical background, experience and global capabilities to identify and invest in companies and technologies worldwide that lead the way in inventions, drug discovery, and product development and provide what it believes are the best potential for upside value creation. Since inception, the Fund has made over 40 investments in companies domiciled in 15 countries outside the United States.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Opportunities Outside the United States Maybe be underappreciated and timely

•  Investment opportunity spans the globe including biotechnology, healthcare technology, life sciences and medical devices

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/17

Market Price[1]	$14.56
NAV[2]	$15.55
Premium/(Discount)	-6.37%
Average 30 Day Volume	111,734
Net Assets	$479,857,907
Managed Assets	$599,857,907
Leverage Outstanding	$120,000,000
Total Leverage Ratio[3]	20.00%
Ticker	THQ
NAV Ticker	XTHQX
Commencement of Operations Date	6/30/15
Fiscal Year to Date Distributions per Share	$1.40

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/17

Sub-Sector Allocation as of 9/30/17

This data is subject to change on a daily basis.

TEKLA WORLD
HEALTHCARE FUND

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2017

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	8.1%
Novartis AG – Pharmaceuticals	7.6%
Allergan plc – Pharmaceuticals	4.8%
Merck & Co., Inc. – Pharmaceuticals	4.1%
Medtronic plc – Health Care Equipment & Supplies	3.9%
Johnson & Johnson – Pharmaceuticals	3.6%
GlaxoSmithKline plc – Pharmaceuticals	3.5%
Teva Pharmaceutical Industries Ltd. – Pharmaceuticals	3.5%
Roche Holding AG – Pharmaceuticals	3.2%
Bayer AG – Pharmaceuticals	3.1%
AstraZeneca PLC – Pharmaceuticals	3.1%
UnitedHealth Group Inc. – Health Care Providers & Services	2.5%
CVS Health Corporation – Health Care Providers & Services	2.3%
UCB SA – Pharmaceuticals	2.1%
Biogen Inc. – Biotechnology	2.1%
Eli Lilly & Company – Pharmaceuticals	2.0%
Mallinckrodt plc – Pharmaceuticals	2.0%
Shire plc – Pharmaceuticals	1.9%
Sanofi – Pharmaceuticals	1.9%
Galapagos NV – Biotechnology	1.7%

COUNTRY DIVERSIFICATION As of September 30, 2017	% of Net Assets	% of Managed Assets
United States	69.5%	55.6%
Ireland	14.3%	11.4%
Switzerland	10.4%	8.3%
United Kingdom	9.8%	7.8%
France	4.2%	3.4%
Israel	4.0%	3.2%
Belgium	3.8%	3.0%
Netherlands	3.4%	2.8%
Germany	3.1%	2.5%
Japan	1.0%	0.8%
Denmark	0.7%	0.6%
Australia	0.6%	0.4%

Fund Performance

THW is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THW have instituted a policy of making monthly distributions to shareholders.

The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THW often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten. Under normal market conditions, the Fund expects to invest at least 40 percent of its managed assets in companies organized or located outside of the U.S. or companies that do a substantial amount of business outside the U.S. ("Foreign Issuers").

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in non-convertible debt of healthcare companies. It may also invest up to 20 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THW often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund expects to invest at least 40 percent of managed assets in Foreign Issuers and emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors,

THW has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 25-35% of net assets.

There is no commonly published index which matches the investment strategy of THW. With respect to the Fund's equity investments, THW often holds 20-40% of its assets in biotechnology. By contrast, the SGH consists of more than 100 global companies representing most or all of the healthcare subsectors in which THW typically invests; biotechnology often represents up to 20% of this index. By contrast, the NASDAQ Biotechnology Index® ("NBI"), which contains approximately 160 securities, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the SGH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500® Health Care Corporate Bond Index* ("SP5HCBIT") measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THW invests, though the Fund invests in the SPX index debt components as well as those of smaller capitalization companies.

The FTSE NAREIT Health Care Property Sector Index®* ("FNHEA") is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THW invests.

We present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THW is a dynamically configured multi-asset class global healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THW and to which THW can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THW's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THW or the restricted security components of THW. The following data for available funds over the six-month and one-year periods are provided for comparison.

Inception date June 30, 2015.

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. The market price returns reflect the reinvestment at the closing market price on the last business day of the month.

Portfolio Highlights as of September 30, 2017

Among other investments, THW's performance benefitted in the past year by the following:

Galapagos NV (GLPG) a Belgium based biotech has potential best in class treatments for cystic fibrosis (partnered with Abbvie Inc.) and a JAK inhibitor for the treatment of Rheumatoid arthritis. GLPG also has a deep pipeline that is starting to generate interest in the stock beyond the JAKs and the CF programs, namely the wholly-owned IPF (idiopathic pulmonary fibrosis) program, and partnered OA (osteoarthritis) and atopic dermatitis programs. We continue to believe that the depth of GLPG's pipeline make it an attractive take-out target for 2018.

Puma Biotechnology Inc. (PBYI) is a biopharmaceutical company whose lead asset for adjuvant breast cancer was recently approved by the FDA. The stock has reacted well to the easier-than-expected approval as well as early signs of market adoption of the agent.

Vertex Pharmaceuticals Inc. (VRTX) is developing small molecules for the treatment of Cystic Fibrosis. The excitement now surrounds upcoming full phase 2 datasets for their triple combinations in heterozygous CF patients, which is expected in early 2018. The company proposes that these triple combination treatments could treat up to 90% of CF patients with a disease-modifying therapy. Sales on existing products continue to be strong as additional countries gain reimbursement OUS. We expect this trend to continue into 2018. We also anticipate the company to start sharing more data around their non-CF franchise going into 2018.

Among other examples, THW's performance was negatively impacted by the following:

While we view Teva Pharmaceuticals (TEVA) as a leading specialty pharmaceuticals company, the stock underperformed due to sector wide pricing pressures in the generic space, and company-specific concerns about their high margin branded products business and their debt burden. We see TEVA as having the potential to turn around, but that may prove difficult. Teva will need to make significant structural changes to their business to effect a turnaround. Furthermore, the new CEO did not come on board until November 1st.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Healthcare Index, S&P Composite 1500® Biotechnology Index, S&P Global 1200® Health Care Index, S&P 500® Health Care Corporate Bond Index, FTSE NAREIT Healthcare Property Sector Index®, and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 16.5% of Net Assets	VALUE
	Convertible Notes (Restricted) (a) - 0.0%
	United States - 0.0%
$70,629	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 3/31/18	$35,315
	TOTAL CONVERTIBLE NOTES	35,315
	Non-Convertible Notes - 16.5%
	Ireland - 0.5%
3,000,000	Endo Ltd/Endo Finance LLC/Endo Finco Inc., 6.50%, due 2/1/25 (b)	2,430,000
	United Kingdom - 0.8%
4,000,000	Hikma Pharmaceuticals PLC, 4.25%, due 4/10/20	4,037,904
	United States - 15.1%
3,200,000	AbbVie Inc., 4.50%, due 5/14/35	3,443,535
4,100,000	Actavis Funding SCS, 4.55%, due 3/15/35	4,374,339
2,000,000	Amgen Inc., 3.63%, due 5/22/24	2,085,702
4,475,000	Amgen Inc., 4.66%, due 6/15/51	4,908,242
2,790,000	Baxalta Inc., 4.00%, due 6/23/25	2,926,750
1,200,000	Becton Dickinson and Co., 3.73%, due 12/15/24	1,225,740
3,000,000	DaVita, Inc., 5.00%, due 5/1/25	2,959,620
4,000,000	EMD Finance LLC, 3.25%, due 3/19/25 (b)	4,053,917
2,890,000	Envision Healthcare Corporation, 5.63%, due 7/15/22	3,012,825
1,385,000	Express Scripts Holding Company, 3.50%, due 6/15/24	1,405,311
3,000,000	Gilead Sciences, Inc., 4.60%, due 9/1/35	3,312,190
2,000,000	GlaxoSmithKline Capital Inc., 2.80%, due 3/18/23	2,033,609
1,200,000	HCA Healthcare Inc., 5.25%, due 4/15/25	1,297,500
2,500,000	HCA Healthcare Inc., 5.38%, due 2/1/25	2,634,375
2,000,000	HCA Healthcare Inc., 5.88%, due 5/1/23	2,175,000
2,630,000	HCP, Inc., 4.20%, due 3/1/24	2,752,954
3,000,000	HealthSouth Corporation, 5.75%, due 11/1/24	3,078,750

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

PRINCIPAL AMOUNT	United States - continued	VALUE
$8,000,000	Mallinckrodt International Finance SA/ Mallinckrodt CB LLC, 5.50%, due 4/15/25 (b)	$7,220,000
1,200,000	McKesson Corporation, 3.80%, due 3/15/24	1,260,749
1,200,000	Medtronic Inc., 4.38%, due 3/15/35	1,320,953
1,463,000	Merck & Co., Inc., 2.75%, due 2/10/25	1,467,530
2,115,000	Novartis Capital Corporation., 3.40%, due 5/6/24	2,215,607
3,500,000	Senior Housing Properties Trust, 4.75%, due 5/1/24	3,656,162
3,000,000	Tenet Healthcare Corporation., 6.75%, due 6/15/23	2,880,000
5,000,000	Zimmer Biomet Holdings, Inc., 4.25%, due 8/15/35	4,911,126
		72,612,486
	TOTAL NON-CONVERTIBLE NOTES	79,080,390
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $77,261,803)	79,115,705
SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted)(a) (c) - 0.7% of Net Assets
	United States - 0.7%
1,307,690	BioClin Therapeutics, Inc. Series A	849,999
505,049	BioClin Therapeutics, Inc. Series B	377,777
1,333,333	GenomeDx Biosciences, Inc. Series C	2,000,000
206,483	IlluminOss Medical, Inc. Junior Preferred	0
219,196	IlluminOss Medical, Inc. Series AA	0
17,657	IlluminOss Medical, Inc. Warrants (expiration 3/31/27) (c)	0
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $3,453,443)	3,227,776

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

SHARES	MANDATORY CONVERTIBLE PREFERRED STOCK - 0.5% of Net Assets	VALUE
	Israel - 0.5%
7,000	Teva Pharmaceutical Industries Ltd., 7.00%, due 12/15/18	$2,412,480
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $7,000,000)	2,412,480
	COMMON STOCKS AND WARRANTS - 103.7% of Net Assets
	Australia - 0.6%
25,000	CSL Limited	2,626,955
	Belgium - 3.8%
79,900	Galapagos NV (c)	8,139,253
142,500	UCB SA	10,143,985
		18,283,238
	Denmark - 0.7%
73,600	Novo Nordisk A/S (e)	3,543,840
	France - 4.2%
270,250	Cellectis S.A. (c) (e)	7,688,612
300,000	Innate Pharma SA (c)	3,644,981
179,900	Sanofi (e)	8,957,221
		20,290,814
	Germany - 3.1%
110,250	Bayer AG	15,024,111
	Ireland - 13.8%
113,470	Allergan plc (d)	23,255,676
391,288	Avadel Pharmaceuticals plc (c) (e)	4,108,524
248,248	Endo International plc (c)	2,126,244
162,900	Horizon Pharma plc (c)	2,065,572
16,795	Jazz Pharmaceuticals plc (c)	2,456,269
61,900	Mallinckrodt plc (c)	2,313,203
222,196	Medtronic plc	17,280,183
37,300	Perrigo Company plc	3,157,445
60,513	Shire plc (e)	9,266,961
		66,030,077

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

SHARES	Israel - 3.6%	VALUE
516,598	Foamix Pharmaceuticals Ltd. (c)	$2,867,119
805,600	Teva Pharmaceutical Industries Ltd. (d) (e)	14,178,560
		17,045,679
	Japan - 1.0%
88,000	Ono Pharmaceutical Co. Ltd.	1,993,832
35,100	Sosei Group Corporation (c)	2,963,341
		4,957,173
	Netherlands - 3.4%
1,405,324	Affimed N.V. (c)	3,161,979
232,352	Mylan NV (c)	7,288,882
241,021	uniQure N.V. (c)	2,313,802
144,800	Wright Medical Group N.V. (c)	3,745,976
		16,510,639
	Switzerland - 10.4%
398,662	Novartis AG (e)	34,225,133
484,000	Roche Holding AG (e)	15,488,000
		49,713,133
	United Kingdom - 8.9%
538,868	Adaptimmune Therapeutics plc (c) (e)	4,413,329
442,600	AstraZeneca PLC (e)	14,995,288
6,300	Cardinal Health, Inc.	421,596
359,000	GlaxoSmithKline plc (e)	14,575,400
215,000	Hikma Pharmaceuticals PLC	3,488,889
159,500	Verona Pharma plc (c) (e)	2,448,325
1,282,978	Verona Pharma plc (Restricted) (c)	2,166,179
513,192	Verona Pharma plc, Warrants (expiration 4/27/22) (a) (c)	191,449
		42,700,455
	United States - 50.2%
36,421	AbbVie Inc.	3,236,370
64,100	Acadia Healthcare Company, Inc. (c)	3,061,416
18,200	Alexion Pharmaceuticals, Inc. (c)	2,553,278
33,300	AmerisourceBergen Corporation	2,755,575
15,965	Anthem Inc.	3,031,434
319,235	Ardelyx, Inc. (c)	1,787,716
31,700	Biogen Inc.v(c)	9,925,904
12,000	BioMarin Pharmaceutical Inc. (c)	1,116,840
42,000	Celgene Corporation (c) (d)	6,124,440

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

SHARES	United States - continued	VALUE
105,800	Celldex Therapeutics, Inc. (c)	$302,588
60,800	Centene Corporation (c)	5,883,616
16,102	Cigna Corporation	3,010,108
94,900	Community Health Systems, Inc. (c)	728,832
133,412	CVS Health Corporation	10,849,064
168,600	Diplomat Pharmacy, Inc. (c)	3,491,706
112,695	Eli Lilly & Company	9,639,930
98,913	Entellus Medical, Inc.v(c)	1,825,934
436,450	Gilead Sciences, Inc. (d)	35,361,179
73,400	Global Medical REIT Inc.	659,132
9,455	HCA Healthcare, Inc. (c)	752,523
45,500	HCP, Inc.	1,266,265
68,000	Healthcare Realty Trust Incorporated	2,199,120
46,000	Healthcare Trust of America, Inc.	1,370,800
12,781	Humana Inc.	3,113,835
64,000	Incyte Corporation (c)	7,471,360
134,700	Johnson & Johnson (d)	17,512,347
56,900	Juno Therapeutics, Inc. (c)	2,552,534
200,324	Karyopharm Therapeutics Inc. (c)	2,199,558
30,000	LTC Properties, Inc.	1,409,400
37,700	McKesson Corporation	5,791,097
298,262	Medical Properties Trust, Inc.	3,916,180
288,114	Merck & Co., Inc. (d)	18,447,939
62,898	Nevro Corp. (c)	5,716,170
567,997	New Senior Investment Group Inc.	5,197,173
213,000	Novavax, Inc. (c)	242,820
45,500	Omega Healthcare Investors, Inc.	1,451,905
164,050	Pfizer Inc.	5,856,585
57,103	Puma Biotechnology, Inc. (c) (d)	6,838,084
23,725	Quorum Health Corporation (c)	122,895
94,800	Sabra Health Care REIT, Inc.	2,079,912
129,500	Sarepta Therapeutics, Inc. (c) (d)	5,874,120
166,950	Senior Housing Properties Trust	3,263,873
2,118	The RMR Group Inc., Class A	108,759
6,509	Thermo Fisher Scientific Inc.	1,231,503
11,521	United Therapeutics Corporation (c)	1,350,146
60,071	UnitedHealth Group Inc.	11,764,905
425,000	Valeant Pharmaceuticals International, Inc. (c)	6,090,250
23,500	Ventas, Inc.	1,530,555
46,104	Vertex Pharmaceuticals Incorporated (c)	7,009,652

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

SHARES	United States - continued	VALUE
21,400	Welltower Inc.	$1,503,992
116,669	Xenon Pharmaceuticals Inc. (c)	344,174
		240,925,493
	TOTAL COMMON STOCKS AND WARRANTS (Cost $597,623,967)	497,651,607
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 3.6% of Net Assets
$17,146,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $17,146,000, 0.12%, dated 09/29/17, due 10/02/17 (collateralized by U.S. Treasury Notes 1.50%, due 08/15/26, market value $17,489,425)	17,146,000
	TOTAL SHORT-TERM INVESTMENT (Cost $17,146,000)	17,146,000
	TOTAL INVESTMENTS - 124.9% (Cost $702,485,213)	599,553,568

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH) /NOTIONAL AMOUNT	CALL OPTION CONTRACTS WRITTEN - (0.1)% of Net Assets	VALUE
144/14,400	Allergan plc Oct17 215 Call	$(23,472)
210/21,000	Celgene Corporation Oct17 146 Call	(53,550)
355/35,500	Gilead Sciences, Inc. Oct17 87.5 Call	(9,230)
920/92,000	Johnson & Johnson Oct17 135 Call	(27,600)
954/95,400	Merck & Co., Inc. Oct17 67 Call	(4,770)
287/28,700	Puma Biotechnology, Inc. Oct17 115 Call	(290,444)
741/74,100	Sarepta Therapeutics, Inc. Oct17 50 Call	(103,740)
3,469/346,900	Teva Pharmaceutical Industries Ltd. Oct17 18.5 Call	(114,477)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $496,907)	(627,283)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 124.8% (Cost $701,988,306)	598,926,285
	OTHER LIABILITIES IN EXCESS OF ASSETS - (24.8)%	(119,068,378)
	NET ASSETS - 100%	$479,857,907

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)  Non-income producing security.

(d)  A portion of security is pledged as collateral for call options written.

(e)  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(continued)

The following forward contracts were held as of September 30, 2017:

Description	Counterparty	Settlement Date	Currency	Settlement Value in USD	Current Value	Unrealized Gain/(Loss)
Contracts Purchased:
Danish Krone	Goldman Sachs Bank	10/31/17	25,757,984 DKK	$4,088,122	$4,097,562	$9,440
					$4,097,562	$9,440
Contracts Sold:
British Pound	Goldman Sachs Bank	10/31/17	17,528,717 GBP	$23,640,420	$23,509,876	$130,544
Danish Krone	Goldman Sachs Bank	10/31/17	37,015,133 DKK	5,902,804	5,888,341	14,463
Euro	Goldman Sachs Bank	10/31/17	23,274,619 EUR	27,615,359	27,549,298	66,061
Israeli Sheqel	Goldman Sachs Bank	10/31/17	13,747,403 ILS	3,907,534	3,892,794	14,740
Israeli Sheqel	Goldman Sachs Bank	10/31/17	10,774,845 ILS	3,044,670	3,051,068	(6,398)
Japanese Yen	Goldman Sachs Bank	10/31/17	437,550,349 JPY	3,926,627	3,893,346	33,281
Swiss Franc	Goldman Sachs Bank	10/31/17	23,880,572 CHF	24,752,119	24,706,287	45,832
					$92,491,010	$298,523

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

ASSETS:
Investments, at value (cost $702,485,213)	$599,553,568
Cash	441
Dividends and interest receivable	2,112,191
Prepaid expenses	60,244
Unrealized appreciation on forward currency contracts	314,361
Total assets	602,040,805
LIABILITIES:
Unrealized depreciation on forward currency contracts	6,398
Accrued advisory fee	494,259
Accrued investor support service fees	24,713
Accrued shareholder reporting fees	38,238
Accrued trustee fees	108
Loan payable	120,000,000
Options written, at value (premium received $496,907)	627,283
Income distribution payable	210,555
Interest payable	595,121
Accrued other	186,223
Total liabilities	122,182,898
Commitments and Contingencies (see Note 1)
NET ASSETS	$479,857,907
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 30,855,176 shares issued and outstanding	$587,499,401
Accumulated net investment loss	(4,427,952)
Accumulated net realized loss on investments, options and foreign currencies	(464,937)
Net unrealized loss on investments, options and translation of assets and liabilities in foreign currencies	(102,748,605)
Total net assets (equivalent to $15.55 per share based on 30,855,176 shares outstanding)	$479,857,907

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME:
Dividend income (net of foreign tax of $446,318)	$9,123,180
Interest and other income	4,053,830
Total investment income	13,177,010
EXPENSES:
Advisory fees	5,858,094
Interest expense	2,320,550
Investor support service fees	292,905
Custodian fees	190,087
Legal fees	135,104
Trustees' fees and expenses	131,594
Auditing fees	65,500
Shareholder reporting	114,774
Administration fees	98,150
Transfer agent fees	28,078
Other (see Note 2)	355,633
Total expenses	9,590,469
Net investment income	3,586,541
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	26,957,567
Closed or expired option contracts written	5,685,726
Foreign currency transactions	(1,534,406)
Net realized gain	31,108,887
Change in unrealized appreciation (depreciation)
Investments	(7,665,083)
Option contracts written	(706,496)
Foreign currency	(6,518)
Forward contracts	210,654
Change in unrealized appreciation (depreciation)	(8,167,443)
Net realized and unrealized gain (loss)	22,941,444
Net increase in net assets resulting from operations	$26,527,985

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2017		Year ended September 30, 2016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,586,541		$2,740,329
Net realized gain	31,108,887		40,425,967
Change in net unrealized depreciation	(8,167,443)		(40,071,829)
Net increase in net assets resulting from operations	26,527,985		3,094,467
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(40,263,261)		(43,664,462)
Net realized capital gain	(928,203)		—
Return of capital	(2,021,911)		—
Total distributions	(43,213,375)		(43,664,462)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (185,991 and 138,826 shares, respectively) (see Note 1)	(2,675,441)		(2,094,115)
Total capital share transactions	(2,675,441)		(2,094,115)
Net decrease in net assets	(19,360,831)		(42,664,110)
NET ASSETS:
Beginning of year	499,218,738		541,882,848
End of year	$479,857,907		$499,218,738
Accumulated net investment loss included in net assets at end of year	($4,427,952	) (a)	($350,322	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($349,438,026)
Purchases to close option contracts written	(881,093)
Net maturities of short-term investments	2,916,000
Sales of portfolio securities	383,175,456
Proceeds from option contracts written	6,816,522
Interest income received	4,250,468
Dividend income received	8,710,765
Other operating receipts (expenses paid)	(9,632,947)
Net cash provided from operating activities	45,917,145
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(43,252,195)
Fund shares repurchased	(2,675,441)
Net cash used for financing activities	(45,927,636)
NET DECREASE IN CASH	(10,491)
CASH AT BEGINNING OF YEAR	10,932
CASH AT END OF YEAR	$441
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$26,527,985
Purchases of portfolio securities	(349,438,026)
Purchases to close option contracts written	(881,093)
Net maturities of short-term investments	2,916,000
Sales of portfolio securities	383,175,456
Proceeds from option contracts written	6,816,522
Accretion of discount	(43,135)
Net realized (loss) on investments, options and foreign currencies	(31,108,887)
Decrease in net unrealized appreciation (depreciation) on investments, options and foreign currencies	8,167,443
Increase in dividends and interest receivable	(172,642)
Increase in accrued expenses	8,521
Decrease in prepaid expenses and interest payable	(50,999)
Net cash provided from operating activities	$45,917,145

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

FINANCIAL HIGHLIGHTS

	For the years ended September 30,		For the period June 30, 2015 to September 30,
	2017	2016	2015 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$16.08	$17.38	$19.10	(2)
Net investment income (loss) (3)	0.12	0.09	(0.02)
Net realized and unrealized gain (loss)	0.74	(0.06)	(1.47)
Total increase (decrease) from investment operations	0.86	0.03	(1.49)
Distributions to shareholders from:
Income distributions to shareholders	(1.30)	(1.40)	(0.23)
Net realized capital gain	(0.03)	—	—
Return of capital	(0.07)	—	—
Total distributions	(1.40)	(1.40)	(0.23)
Increase resulting from shares repurchased (3)	0.01	0.07	—
Net asset value per share, end of year	$15.55	$16.08	$17.38
Per share market value, end of year	$14.56	$14.68	$14.38
Total investment return at market value	9.47%	12.34%	(27.07	%)*
Total investment return at net asset value	6.74%	1.81%	(7.46	%)*
RATIOS
Expenses to average net assets	2.05%	1.70%	1.32	%**
Expenses, excluding interest expense, to average net assets	1.55%	1.47%	1.32	%**
Net investment income (loss) to average net assets	0.77%	0.53%	(0.37	%)**
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$480	$499	$542
Portfolio turnover rate	58.05%	67.00%	58.96	%*

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on June 30, 2015.

(2)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3)  Computed using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(1)  Organization and Significant Accounting Policies

Tekla World Healthcare Fund (the Fund) is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies engaged in the healthcare industry (including equity securities and debt securities). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2017, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Fund holds securities or other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies and other restricted securities, as well as shares of publicly traded companies for which market

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding call options written for the year ended September 30, 2017 were 5,115.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	$627,283	Net realized gain on closed or expired option contracts written	$5,685,726
			Change in unrealized appreciation (depreciation) on option contracts written	($706,496)
Forward Currency Contracts	Assets, forward currency, at value	$314,361	Change in unrealized appreciation (depreciation) on forward contracts	$210,654
	Liabilities, forward currency, at value	$6,398

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Average notional amount of forward contracts for the year ended September 30, 2017 was $87,651,856.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2017 totaled $332,530,151 and $380,006,401, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase in the open market up to 7% of its outstanding common shares for a seven month period ending July 14, 2018. Prior to this renewal, in December 2016, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending December 14, 2017. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2017 the Fund repurchased 185,991 shares at a total cost of $2,675,441. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 5.80%.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

During the year ended September 30, 2016, the Fund repurchased 138,826 shares at a total cost of $2,094,115. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 8.54%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2017, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2017, the Fund reclassified $33,527,292 from accumulated net realized gain on investment and $35,549,204 to undistributed net investment income to paid in capital, with a net impact of ($2,021,912), to adjust for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2017 were as follows:

Cost of investments for tax purposes	$702,502,004
Gross tax unrealized appreciation	$19,939,000
Gross tax unrealized depreciation	($123,514,719)
Net tax unrealized appreciation on investments	($103,575,719)
Late year annual loss deferral	($3,884,576)

The Fund has designated the distributions for its taxable years ended September 30, 2017 and 2016 as follows:

Distributions paid from:	2017	2016
Ordinary income (includes short-term capital gain)	$40,263,261	$43,095,902
Long-term capital gain	$928,203	$568,560
Return of capital	$2,021,911	$—

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

Loan Payable

The Fund maintains a $125,000,000 line of credit with the Bank of Nova Scotia (the Line of Credit) which expires on January 3, 2018. As of September 30, 2017, the Fund had drawn down $120,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is being amortized through January 4, 2018. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2016 to September 30, 2017 were 1.8931% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at September 30, 2017.

Investor Support Services

The Fund has retained Destra Capital Investment LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to (i) 0.12% of the average aggregate daily value of the Fund's Managed Assets from June 30, 2015 to June 30, 2016 and (ii) 0.05% of the average aggregate daily value of the Fund's Managed Assets from June 30, 2016 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2017, these payments amounted to $49,400 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended September 30, 2017, there was a transfer between Level 1 and 2 and no other transfers between Levels. The amount of the transfer between Level 1 and Level 2 was $2,660,692. The investment was transferred due to a trading restriction and the value is being supported by significant observable inputs. The Fund accounts for transfers between levels at the beginning of the period.

The following is a summary of the levels used as of September 30, 2017 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Notes
United States			$35,315	$35,315
Non-Convertible Notes
Ireland		$2,430,000	—	2,430,000
United Kingdom		4,037,904	—	4,037,904
United States		72,612,486	—	72,612,486
Convertible Preferred
United States		—	3,227,776	3,227,776
Mandatory Convertible Preferred Stock
Israel	$2,412,480	—	—	2,412,480
Common Stocks and Warrants
Australia	2,626,955	—	—	2,626,955
Belgium	18,283,238	—	—	18,283,238
Denmark	3,543,840	—	—	3,543,840
France	20,290,814	—	—	20,290,814
Germany	15,024,111	—	—	15,024,111
Ireland	66,030,077	—	—	66,030,077
Israel	17,045,679	—	—	17,045,679
Japan	4,957,173	—	—	4,957,173
Netherlands	16,510,639	—	—	16,510,639
Switzerland	49,713,133	—	—	49,713,133
United Kingdom	40,342,827	2,166,179	191,449	42,700,455
United States	240,925,493	—	0	240,925,493
Short-term Investment	—	17,146,000	—	17,146,000
Total	$497,706,459	$98,392,569	$3,454,540	$599,553,568

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Assets
Forward Currency Contracts		$314,361	—	$314,361
Liabilities
Call Options Contracts Written	($627,283)	—	—	(627,283)
Forward Currency Contracts	—	(6,398)	—	(6,398)
Total	($627,283)	$307,963	$0	($319,320)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of September 30, 2017
Convertible Notes
United States	$0	($35,360)	$70,675	$0	$0	$0	$35,315
Convertible Preferred
United States	2,916,063	(427,270)	738,983	0	0	0	3,227,776
Common Stocks and Warrants
United Kingdom	88,800	101,553	1,096	0	0	0	191,449
United States	0	(11)	11	0	0	0	0
Total	$3,004,863	($361,088)	$810,765	$0	$0	$0	$3,454,540
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2017							($361,088)

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$191,449	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)
	3,227,776	Probability-weighed expected return model	Discount rate Price to sales multiple	16.94%-60.56% (35.56%) 3.06x-10.90x (6.41x)
	35,315	Market approach, recent transaction	(a)	N/A
$3,454,540

(a)  The Valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information as these methods of measure are investment specific.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund's Managed Assets at September 30, 2017.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2017. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$850,559	$0.65	$849,999
Series B Cvt. Pfd	3/3/17	377,777	0.75	377,777
GenomeDx Biosciences, Inc. Series C Cvt. Pfd	2/22/16	2,002,271	1.50	2,000,000
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	152,415	0.00	0
Junior Preferred Cvt. Pfd	1/21/16	70,421	0.00	0
Cvt. Promissory Note	3/28/17	70,674	0.50	35,315
Warrants (expiration 3/31/27)	3/28/17	11	0.00	0
Verona Pharma plc	4/27/17	2,430,235	1.69	2,166,179
		$5,954,363		$5,429,270

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla World Healthcare Fund:

We have audited the accompanying statement of assets and liabilities of Tekla World Healthcare Fund (the "Fund"), including the schedule of investments, as of September 30, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 30, 2015 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tekla World Healthcare Fund as of September 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 30, 2015 (commencement of operations) to September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2017

TEKLA WORLD
HEALTHCARE FUND

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship(s) Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2015)

Chief Executive Officer and Chairman of the Board of Trustees, Kaleido Biosciences (since 2017); Partner, Third Rock Ventures (2016); Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2012-2015); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2002-2012); Director, Magenta Therapeutics (since 2016); Director, Global Blood Therapeutics (since 2016); Director, Revolution Medicine (since 2016); Director, Celgene Corporation (since 2015); Director, Whitehead Institute (since 2015); Director, Alnylam Pharmaceuticals, Inc. (since 2014); Director, Gulf of Maine Research Institute (since 2015); Director, NPS Pharmaceuticals, Inc. (2012-2015); Chairman of the Board of Trustees, Bates College (since 2010); Board member of Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014) Trustee, Bates College (since 2002).

			4
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2015)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2012).	4
Oleg M. Pohotsky, M.B.A., J.D. 3/1947	Trustee (since 2015) Chairman (since 2015)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investment Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).	4

TEKLA WORLD
HEALTHCARE FUND

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship(s) Held	Number of Portfolios in Fund Complex Overseen by Trustee
William S. Reardon 6/1946	Trustee (since 2015)	Certified Public Accountant (until 2017); Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (2004-2016).	4
Uwe E. Reinhardt, Ph.D. 9/1937 (deceased 11/2017)	Trustee (since 2015)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (2002-2015); Director, Amerigroup, Inc. (2002-2012).	4
Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2015)	Independent Consultant, Deutsche Bank (2004-2015); Director, Bald PeakLand Company, Inc. (2008-2014); Director, Solstice Home Care, Inc. (since 2014).	4
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (since 2015); Trustee (since 2015)	President of the Fund, Tekla Healthcare Investors (HQH) (since 2001),Tekla Life Sciences Investors (HQL) (since 2001) and Tekla Healthcare Opportunities Fund (THQ) (since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc.(since 2006); Dynex Corporation (since 2012); Insightra Medical, Inc. (since 2015); Neurovance, Inc. (since 2015); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); Veniti, Inc. (since 2015).	4

1  The Address for each Trustee is: Tekla World Healthcare Fund, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA WORLD
HEALTHCARE FUND

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (since 2015); Trustee (since 2015)

President of the Fund, HQH (since 2001), HQL (since 2001) and THQ (Since 2014); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc. (since 2006); Dynex Corporation (since 2012); Insightra Medical, Inc. (since 2015); Neurovance, Inc. (since 2015); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); Veniti, Inc. (since 2015).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2015)

Chief Compliance Officer, Secretary and Treasurer, the Fund, HQH (since 2009), HQL (since 2009) and THQ (since 2014); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla World Healthcare Fund; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA WORLD
HEALTHCARE FUND

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 15, 2017. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Rakesh K. Jain, Ph.D.	27,067,236	364,049
Daniel R. Omstead, Ph.D.	27,097,167	334,118
Lucinda H. Stebbins, CPA	27,094,030	337,255

Rakesh K. Jain, Ph.D., Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, CPA were elected to serve until the 2020 Annual Meeting.

Trustees serving until the 2018 Annual Meeting are Michael W. Bonney and Uwe E. Reinhardt, Ph.D.

Trustees serving until the 2019 Annual Meeting are Oleg M. Pohotsky, MBA, J.D. and William S. Reardon.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2017 by the following votes:

For	Against/ Withhold	Abstain
27,177,726	149,152	104,407

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at 1-877-855-3434.

TEKLA WORLD
HEALTHCARE FUND

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2017. In February 2018, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 5.95% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2017 to September 30, 2017.

Under Section 854(b)(2) of the Code, the Fund designated $7,616,999 as qualified dividends for the year ended September 30, 2017.

DISTRIBUTION POLICY: The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase in the open market up to 7% of its outstanding common shares for a seven month period ending July 14, 2018.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Henry Skinner, Ph,D., Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D. and Alan Kwan, M.B.A, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

TEKLA WORLD
HEALTHCARE FUND

DIVIDEND REINVESTMENT AND STOCK
PURCHASE PLAN

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Fund. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus $0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account.

Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.

TEKLA WORLD
HEALTHCARE FUND

DIVIDEND REINVESTMENT AND STOCK
PURCHASE PLAN

(continued)

Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Plan Agent. You can contact the Plan Agent at www.computershare.com/investor, at P.O. Box 30170, College Station, TX 77842-3170 or at 1-800-426-5523.

TEKLA WORLD
HEALTHCARE FUND

New York Stock Exchange Symbol: THW
NAV Symbol: XTHWX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA  02110, (617) 772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $40,170 for the fiscal year ended September 30, 2017 and $39,000 for the fiscal year ended September 30, 2016.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,500 for the fiscal year ended September 30, 2017 and $4,650 for the fiscal year ended September 30, 2016.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2017 and $0 for the fiscal year ended September 30, 2016.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt (deceased 11/17), Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors,Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      As of December 4, 2017, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, Ph.D, M.B.A., Christian M. Richard, M.S, M.B.A, Henry Skinner, Ph.D., Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D, M.B.A, Christopher Abbott and Robert Benson, CFA®, CAIA are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Life Science Investors (“HQL”), and Tekla Healthcare Opportunities Fund (“THQ”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, HQL and THQ.

Jason C. Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, Ph.D., M.B.A. is Senior Vice President, Research of TCM. He was previously a Senior Analyst and Founding Member of Sabby Capital and was a Partner and Senior Analyst at Crosswind Investments, LLC.  He joined TCM in 2015.

Christian M. Richard, M.S., M.B.A is Senior Vice President, Research of TCM. He was previously a Partner/Head of Research for Merlin Biomed Private Equity, Merlin. He joined TCM in 2015.

Henry Skinner, Ph.D., is Senior Vice President, Venture of TCM. He was previously Vice President and Deputy Head and Managing Director of the Novartis Venture Fund. He joined TCM in October 2017.

Amanda Birdsey-Benson, Ph.D. is Senior Analyst of TCM. She was previously an analyst for R.A. Capital Management.  She joined TCM in 2014.

Alan Kwan, Ph.D., M.B.A.is Senior Analyst of TCM. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

Christopher Abbott , is Senior Analyst.  Previously, Mr. Abbott spent 8 years at Leerink Partners where he was a Vice President on the Equity Research team covering the Healthcare IT and Healthcare Supply Chain group. He joined TCM in 2016.

Robert Benson, CFA®, CAIA, is Senior Analyst, Research. Previously, Mr. Benson spent 12 years at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined TCM in 2016.

(a)(2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,625 million	0	0	0	0
Jason C. Akus	3	$2,625 million	0	0	0	0
Christian Richard	3	$2,625 million	0	0	0	0
Timothy Gasperoni	3	$2,625 million	0	0	0	0
Henry Skinner	3	$2,625 million	0	0	0	0
Amanda Birdsey-Benson	3	$2,625 million	0	0	0	0
Alan Kwan	3	$2,625 million	0	0	0	0
Christopher Abbott	3	$2,625 million	0	0	0	0
Robert Benson	3	$2,625 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQH, HQL and THQ, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)      As of September 30, 2017, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indices and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)      As of September 30, 2017, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	$50,001-$100,000
Jason C. Akus	none
Christian Richard	none
Timothy Gasperoni	$10,001-$50,000
Henry Skinner	none
Amanda Birdsey-Benson	none
Alan Kwan	none
Christopher Abbott	none
Robert Benson	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2016 - Oct. 31, 2016)	153,543	$14.58	153,543	3,449,230
Month #2 (Nov. 1, 2016 – Nov. 30, 2016)	32,448	$13.35	32,448	3,416,782
Month #3 (Dec. 1, 2016 – Dec. 31, 2016)				3,702,621
Month #4 (Jan. 1, 2017 – Jan. 31, 2017)				3,702,621
Month #5 (Feb. 1, 2017 – Feb. 28, 2017)				3,702,621
Month #6 (Mar. 1, 2017 – Mar. 31, 2017)				3,702,621
Month #7 (Apri. 1, 2017 – Apri. 30, 2017)				3,702,621
Month #8 (May 1, 2017 – May 31, 2017)				3,702,621
Month #9 (June 1, 2017 – June 30, 2017)				3,702,621
Month #10 (Jul. 1, 2017 – Jul. 31, 2017)				3,702,621
Month #11 (Aug. 1, 2017 – Aug. 31, 2017)				3,702,621
Month #12 (Sep. 1, 2017 – Sep. 30, 2017)				3,702,621
Total	185,991	$14.36	185,991

(1)     On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On December 13, 2016, the Trustees approved the renewal of the repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending December 14, 2017. On March 23, 2017, the Trustees approved  the renewal of the share repurchase program, allowing the Registrant to repurchase up to 7% of its outstanding shares in the open market for a seven month period ending July 14, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1(Exhibit 4).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA WORLD HEALTHCARE FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/5/17

* Print the name and title of each signing officer under his or her signature.